UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TENAX THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TENAX THERAPEUTICS, INC.

101 Glen Lennox Drive, Suite 300

Chapel Hill, North Carolina 27517

(919) 855-2100

Notice of Annual Meeting of Stockholders

To Be Held on June 11, 2025

Dear Stockholder:

Notice is hereby given that the Annual Meeting of the Stockholders (the “Annual Meeting”) of Tenax Therapeutics, Inc. (the “Company”) will be held on June 11, 2025, at 9:00 a.m. Eastern Time at the Company’s principle executive office at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina.

The purpose of the Annual Meeting is to propose and act upon the following matters:

1.
To elect the directors named in the Proxy Statement for a one-year term expiring in 2026 or until their successors have been elected and qualified;
2.
To approve the Certificate of Amendment to the Company’s Certificate of Incorporation to reflect recently amended Delaware General Corporate Law provisions regarding officer exculpation;
3.
To approve the Certificate of Amendment to the Company’s Certificate of Incorporation to require all stockholder action be taken at an annual or special meeting of stockholders;
4.
To hold an advisory (nonbinding) vote on named executive officer compensation;
5.
To hold an advisory (nonbinding) vote on the frequency of future advisory votes on named executive officer compensation;
6.
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
7.
To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice. If you were a stockholder of record of Company common stock as of the close of business on April 14, 2025, you are entitled to receive this Notice and vote at the Annual Meeting and any adjournments or postponements thereof, provided that our Board of Directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in Chapel Hill, North Carolina during ordinary business hours for the 10-day period preceding the Annual Meeting for any purposes related to the meeting.

We are pleased to take advantage of the SEC rules that allow us to furnish these proxy materials (including an electronic Proxy Card for the meeting) and our 2024 Annual Report to Stockholders to stockholders via the Internet. On or about April 25, 2025, we mailed to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and 2024 Annual Report to Stockholders and

how to vote. We believe that posting these materials on the Internet enables us to provide stockholders with the information they need to vote more quickly, while lowering the cost and reducing the environmental impact of printing and delivering annual meeting materials.

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, our Board of Directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the Annual Meeting.

Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

If you have any questions, or require any assistance

with voting your shares, please contact:

Sodali & Co

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone for Banks and Brokers: 203-658-9400

Stockholders may call toll-free: 800-607-0088

Email: Tenx.info@investor.sodali.com

April 25, 2025	By order of the Board of Directors,

/s/ Gerald T. Proehl
Gerald T. Proehl
Chairman of the Board of Directors

TENAX THERAPEUTICS, INC.

Proxy Statement

for the

Annual Meeting of Stockholders

To Be Held June 11, 2025

Page
Information Concerning Solicitation and Voting	1

Questions and Answers About the 2025 Annual Meeting	2

Proposal 1 - Election of Directors	7

Proposal 2 – Approval of the Certificate of Amendment to the Company’s Certificate of Incorporation to Reflect Recently Amended Delaware General Corporate Law Provisions Regarding Officer Exculpation	11

Proposal 3 – Approval of the Company’s Certificate of Amendment to the Certificate of Incorporation to Require All Stockholder Action be Taken at an Annual or Special Meeting of Stockholders	13

Proposal 4 - Advisory (Nonbinding) Vote on Named Executive Officer Compensation	15

Proposal 5 - Advisory (Nonbinding) Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation	16

Proposal 6 - Ratification of Selection of Independent Registered Public Accounting Firm	17

Corporate Governance Matters	18

Audit and Compliance Committee Report	24

Executive Compensation	26

Director Compensation	35

Security Ownership of Certain Beneficial Owners and Management	36

Certain Relationships and Related-Party Transactions	41

Stockholder Proposals	42

Householding Matters	42

Annual Report on Form 10-K	43

Requests for Directions to the Annual Meeting	43

Other Matters	43

Annex A: Proposal 2 - Certificate of Amendment to the Tenax Therapeutics, Inc. Certificate of Incorporation (Officer Exculpation)	A-1

Annex B: Proposal 3 - Certificate of Amendment to the Tenax Therapeutics, Inc. Certificate of Incorporation (Stockholder Action)	B-1

TENAX THERAPEUTICS, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 11, 2025

Information Concerning Solicitation and Voting

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy, and 2024 Annual Report to

Stockholders are available at https://investors.tenaxthera.com/ and at www.proxyvote.com.

This Proxy Statement is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting to be held on June 11, 2025 at 9:00 a.m. Eastern Time at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 14, 2025 (the “Record Date”) are entitled to notice of and to vote at the meeting.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the Notice, this Proxy Statement, our 2024 Annual Report to Stockholders, including financial statements, and a Proxy Card for the Annual Meeting, by providing access to them on the Internet to save printing costs and reduce impact on the environment. These materials were first available on the Internet on April 25, 2025. We mailed a Notice of Internet Availability of Proxy Materials on or about April 25, 2025 to our stockholders of record and beneficial owners as of the close of business on the Record Date. The Proxy Statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the Proxy Card or Voter Instruction Card that you will receive in response to your request.

Each holder of our common stock is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Annual Meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the Annual Meeting.

We have engaged Sodali & Co (“Sodali”), a professional proxy solicitation firm, at an approximate base cost of $15,000 (plus variable amounts for additional proxy solicitation services and related expenses), to solicit proxies on behalf of the Company. Sodali may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees and certain expenses of Sodali. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

All references in this Proxy Statement to “Tenax,” “Tenax Therapeutics,” “we,” “our” and “us” mean Tenax Therapeutics, Inc.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING

Will the Annual Meeting be conducted in person?

We currently intend to hold the Annual Meeting in person at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina. However, if it becomes necessary to change the date, time, location, and/or format of the Annual Meeting, in lieu of mailing additional soliciting materials or amending this Proxy Statement, we will announce the decision in advance by issuing a press release, filing the announcement with the SEC and taking other reasonable steps to notify other parties involved in the proxy process of the change(s). Any such press release and filing with the SEC will also be available on our website at investors.tenaxthera.com/news.

We recommend that you monitor our press releases or filings with the SEC in the event that circumstances require us to change the date, time, location or format of the Annual Meeting, particularly if you plan to attend the Annual Meeting in person. We encourage all stockholders to vote their shares prior to the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance using one of the methods described below under “How may I vote my shares at the Annual Meeting?” to ensure that your vote will be counted in the event that you later decide not to attend the Annual Meeting.

Who may vote at the Annual Meeting?

Our Board of Directors set April 14, 2025 as the Record Date for the Annual Meeting. If you owned shares of our common stock at the close of business on April 14, 2025, you may attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. Cumulative voting is not permitted in the election of directors or on any other matter.

As of the close of business on April 14, 2025, there were [●] shares of our common stock outstanding and entitled to vote at the Annual Meeting.

A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in Chapel Hill, North Carolina during ordinary business hours for the ten-day period preceding the meeting for any purposes related to the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Direct Transfer LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. You will need to present a form of personal photo identification in order to be admitted to the Annual Meeting.

Beneficial Owner. If you hold your shares in an account with a broker, bank or other nominee, rather than of record directly in your own name, then the broker, bank or other nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” This Proxy Statement has been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote your shares, and you are also invited to attend the Annual Meeting.

Your broker, bank or other nominee has enclosed a Voter Instruction Card for you to use in directing your broker, bank or other nominee as to how to vote your shares. In most cases, you will be able to do this by mail, via the Internet or by telephone. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and follow the instructions described below. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. We urge you to instruct your broker, bank or other nominee by following the instructions on the enclosed Voter Instruction Card, to vote your shares in line with our Board of Directors’ recommendations on the Voter Instruction Card.

What is the quorum requirement for the Annual Meeting?

One-third of our outstanding shares of capital stock entitled to vote as of the Record Date must be present at the Annual Meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Annual Meeting if you:

•
Are present and entitled to vote in person at the Annual Meeting;
•
Properly submitted a proxy card or voter instruction card; or
•
Do not provide your broker with instructions on how to vote, but the broker submits your proxy nonetheless (a broker non-vote).

Abstentions, withheld votes and, provided there is at least one matter considered routine at the Annual Meeting, broker non-votes (if any) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. If you are present in person or by proxy at the Annual Meeting but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote.

What proposals will be voted on at the Annual Meeting?

The six proposals to be voted on at the Annual Meeting are as follows:

1.
To elect the directors named in the Proxy Statement for a one-year term expiring in 2026 or until their successors have been elected and qualified;
2.
To approve the Certificate of Amendment to the Company’s Certificate of Incorporation to reflect recently amended Delaware General Corporate Law provisions regarding officer exculpation (the “Officer Exculpation Proposal”);
3.
To approve the Certificate of Amendment to the Company’s Certificate of Incorporation to require all stockholder action be taken at an annual or special meeting of stockholders (the “Stockholder Action Proposal”);
4.
To hold an advisory (nonbinding) vote on named executive officer compensation (the “Say-on-Pay Proposal”);
5.
To hold an advisory (nonbinding) vote on the frequency of future advisory votes on named executive officer compensation (the “Say-on-Frequency Proposal”);
6.
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).

We will also consider any other business that properly comes before the Annual Meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.

What is a broker non-vote, and will there be any broker non-votes at the Annual Meeting?

Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker to vote on those proposals. Broker non-votes are not counted in the tabulations of the votes present at the Annual Meeting and entitled to vote on any of the non-routine proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of Proposal 1, the election of directors, Proposal 4, the Say-on-Pay Proposal, and Proposal 5, the Say-on-Frequency Proposal. Broker non-votes are counted in the tabulations of the votes outstanding at the Annual Meeting and entitled to vote on any of the non-routine proposals to be voted on at the Annual Meeting, and therefore, for Proposal 2, the officer exculpation proposal, and Proposal 3, the stockholder action proposal, will have the same effect as a vote against the proposal.

Proposal 6, the Auditor Ratification Proposal, is considered a routine proposal, and brokers have discretion to vote on this matter even if no instructions are received from the “street name” holder. As such, we do not expect any broker non-votes for Proposal 6.

What vote is required to approve each proposal?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count votes “For” and “Against,” abstentions or withheld votes, and, if applicable, broker non-votes. The following table describes the voting requirements for each proposal, including the vote required to approve each proposal and the effect that abstentions or broker non-votes will have on the outcome of each proposal:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Nominee receiving the most “For” votes (plurality voting)	Withheld votes will have no effect	None

2	Approval of the Officer Exculpation Proposal	“For” votes from the holders of a majority of the shares outstanding and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	Will have the same effect as a vote against the proposal

3	Approval of the Stockholder Action Proposal	“For” votes from the holders of a majority of the shares outstanding and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	Will have the same effect as a vote against the proposal

4	Approval, on an advisory basis, of the Say-on-Pay Proposal	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	None

5	Approval, on an advisory basis, of the Say-on-Frequency Proposal	Majority of votes from holders present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	None

6	Approval of the Auditor Ratification Proposal	“For” votes from the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting	Will have the same effect as a vote against the proposal	No broker non-votes are expected

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2024 Annual Report to Stockholders are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2024 is also available under the Investors/Media-SEC Filings section of our website at www.tenaxthera.com and through the SEC website at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the Annual Meeting.

How may I vote my shares at the Annual Meeting?

If your common stock is held by a broker, bank or nominee, they should send you instructions that you must follow in order to have your shares voted.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•
Proxy Vote by Internet. You may use the Internet to transmit your voting instructions by going to the website www.proxyvote.com and following the voting instructions on that website;
•
Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions by calling the toll-free number 1-800-690-6903 and following the recorded instructions;
•
By Mail. By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability and completing, dating, signing, and returning the Proxy Card that you receive in response to your request; or
•
In Person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. You are encouraged to vote via the Internet, by telephone or by mail, regardless of whether you plan to attend the Annual Meeting in person.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM ET on June 10, 2025. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors, as permitted by law.

If you have any questions or need assistance voting, please contact Sodali, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at 800-607-0088 or email at Tenx.info@investor.sodali.com. Brokers and banks may call 203-658-9400.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a “proxy”. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board of Directors has designated Christopher Giordano and Gerald Proehl as the Company’s proxies for the Annual Meeting.

How can I change my vote after submitting it?

If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Annual Meeting by:

•
Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 at or before the taking of the vote at the Annual Meeting;

•
Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 at or before the taking of the vote at the Annual Meeting;
•
Attending the Annual Meeting and voting at the meeting (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or
•
If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM ET on June 10, 2025.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other nominee. You may also vote at the Annual Meeting by following the instructions provided by your bank, broker or other nominee to participate in the Annual Meeting.

What does it mean if I receive more than one proxy card or Voter Instruction Card?

It means that you have multiple accounts at the transfer agent or with banks, brokers or other nominees. Please complete and return all proxy cards or Voter Instruction Cards to ensure that all of your shares are voted. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

Who can help answer my questions about the Annual Meeting or about how to submit or revoke my proxy?

If you have any questions, or require any assistance please contact:

Sodali & Co
333 Ludlow Street 5th Floor, South Tower Stamford, CT 06902

Telephone for Banks and Brokers: 203-658-9400
Stockholders may call toll-free: 800-607-0088
Email: Tenx.info@investor.sodali.com

Who will pay the costs of soliciting these proxies, and how are they being solicited?

We have engaged Sodali, a professional proxy solicitation firm, at an approximate base cost of $15,000 (plus variable amounts for additional proxy solicitation services and related expenses), to solicit proxies on behalf of the Company. Sodali may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees and certain expenses of Sodali. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

If you choose to access the proxy materials and/or submit a proxy to vote on the Internet or telephonically, you are responsible for access charges you may incur.

Where can I find the voting results of the Annual Meeting?

We plan to announce the preliminary voting results at the Annual Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board of Directors currently consists of seven members, each of whom serve for a one-year term or until a successor has been elected and qualified.

If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, the proxy holder will vote the proxies received by it for the director nominees named below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, your proxy will be voted for any nominee designated by our Board of Directors to fill the vacancy. We do not expect that any of the nominees will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.

The name of and certain information regarding each director nominee as of April 14, 2025 is set forth below. This information is based on data furnished to us by the directors. There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer. The business address for each nominee for matters regarding our Company is 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.

Name	Age	Position with Tenax Therapeutics, Inc.	Director Since
June Almenoff, MD, PhD	68	Director	February 2021
Michael Davidson, MD	68	Director	February 2021
Declan Doogan, MD	73	Director	February 2021
Christopher T. Giordano	51	President and Chief Executive Officer and Director	July 2021
Robyn M. Hunter	63	Director	January 2022
Gerald T. Proehl	66	Chair	April 2014
Stuart Rich, MD	75	Chief Medical Officer and Director	February 2021

June Almenoff, MD, PhD has served as a director since February 2021. Dr. Almenoff currently serves as a Board Director and advisor to management of numerous biopharma companies and has over 25 years of senior leadership experience. She is currently a member of the investment advisory board of the Harrington Discovery Institute (a venture philanthropy) and an Executive Venture Partner (part-time) at 82 Venture Studios (affiliated with Alloy Therapeutics). She has served as independent Board Director of Avalo Therapeutics, Inc. (NASDAQ: AVTX) since 2021 and Actinium Pharmaceuticals, Inc. (NYSE: ATNM) since 2024. Previously, she served as a member of the board of directors of Brainstorm Therapeutics, Inc. (NASDAQ: BCLI) from 2017 to 2023, Kurome Therapeutics, Inc. from 2020 to 2021, and Tigenix NV (acquired by Takeda Pharmaceutical Company Limited in August 2018) from 2016 to 2018. From March 2010 to October 2014, Dr. Almenoff served as President, Chief Medical Officer and a member of the board of directors of Furiex Pharmaceuticals, Inc. (previously NASDAQ: FURX) (“Furiex”), which was acquired by Actavis plc (now AbbVie, Inc.) for $1.2 billion in July 2014. Furiex developed eluxadoline (Viberzi®), which was approved both in the United States and Europe. Prior to joining Furiex, Dr. Almenoff also served as Chief Medical Officer of RedHill Biopharma Ltd (NASDAQ: RDHL) leading a team that was instrumental in positioning Talicia® as a first-line therapy. Earlier in her career, Dr. Almenoff was at GlaxoSmithKline plc (NYSE: GSK) for twelve years, where she held various positions of increasing responsibility, including most recently Vice President in the Clinical Safety organization. While at GlaxoSmithKline, Dr. Almenoff also chaired a PhRMA-FDA working group, and worked in the area of scientific licensing. She also led the development of pioneering data analytics systems, which have been widely adopted by industry regulators to minimize clinical risk for both development and marketed drugs. Dr. Almenoff has strong expertise in translational medicine, clinical development, commercial strategy, and business development across many therapeutic areas. She has led or contributed to numerous regulatory submissions, product approvals and launches. Dr. Almenoff received her B.A. cum laude from Smith College and graduated with AOA honors from the M.D.-Ph.D. program at the Icahn (Mt. Sinai) School of Medicine. She completed post-graduate medical training at Stanford University Medical Center and served on the faculty of

Duke University School of Medicine. She is an adjunct Professor at Duke, a Fellow of the American College of Physicians (FACP) and has authored over 70 publications.

Our Board believes that Dr. Almenoff’s 25 years of leadership experience as a biopharma executive, her expertise in research and development, as well as her experience with biotech boards, venture philanthropy investment, and product commercialization qualify her to serve on our Board.

Michael Davidson, MD has served as a director since February 2021. Since August 2020, Dr. Davidson has served as the Chief Executive Officer of New Amsterdam Pharma B.V., a clinical stage company focused on the treatment of cardio-metabolic diseases. Since April 2007, Dr. Davidson has also served as Clinical Professor and Director of the Lipid Clinic at the University of Chicago Pritzker School of Medicine. From January 2016 to July 2020, Dr. Davidson was the Founder and Chief Scientific Officer and a director of Corvidia Therapeutics, a company focused on the development of transformational therapies for cardio-renal diseases, which was acquired by Novo-Nordisk for up to $2.1 billion in June 2020. Prior to that, from November 2009 to January 2016, Dr. Davidson was the co-founding Chief Medical Officer of Omthera Pharmaceuticals, Inc., a specialty pharmaceuticals company focusing its efforts on the clinical development of new therapies for dyslipidemia, which was acquired by AstraZeneca plc in 2013 for $443 million. Earlier in his career, he founded the Chicago Center for Clinical Research, which became the largest investigator site in the United States and was acquired by PPD, Inc. in 1996. He currently serves as a member of the board of directors of Silence Therapeutics PLC (NASDAQ: SLN), Sonogene LLC, Jocasta Neuroscience, Inc. and Trofi Nutritionals, Inc. He previously served as a member of the board of directors of Caladrius Biosciences, Inc. (previously NASDAQ: CLBS). His research background encompasses both pharmaceutical and nutritional clinical trials including extensive research on statins, novel lipid-lowering drugs, and omega-3 fatty acids. Dr. Davidson is board-certified in internal medicine, cardiology, and clinical lipidology and served as President of the National Lipid Association from 2010 to 2011. He received his B.A./M.S. from Northwestern University and M.D. from The Ohio State University School of Medicine.

Our Board of Directors believes that Dr. Davidson’s medical background and extensive experience in clinical development, as well as his extensive experience as an executive of several biotechnology companies, qualify him to serve on our Board.

Declan Doogan, MD has served as a director since February 2021. Since November 2019, Dr. Doogan has served as co-founder and Chief Medical Officer of Juvenescence Ltd., a life sciences company developing therapies to modify aging and increase healthy human lifespan. From June 2013 to May 2019, Dr. Doogan served as Chief Executive Officer of Portage Biotech, Inc. (NASDAQ: PRTG), a clinical-stage immuno-oncology company, where he currently remains a director. From 2007 to 2012, Dr. Doogan held various executive roles at Amarin Corporation plc (NASDAQ: AMRN), a pharmaceutical company focused on cardiovascular disease management, including Head of Research and Development, Interim Chief Executive Officer, and Chief Medical Officer. Prior to that, from 1982 to 2007, he held a number of executive positions in the U.S., the U.K. and Japan at Pfizer, Inc. (NYSE: PFE), a multinational pharmaceutical and biotechnology corporation, and was most recently the Senior Vice President and Head of Worldwide Development. Beyond his executive career, Dr. Doogan is an investor in emerging biotechnology companies, and is a partner at Mediqventures Ltd., a biotech merchant bank and investment firm. In addition to Portage Biotech, Inc., Dr. Doogan currently serves as a member of the board of directors of Apterna Ltd. and Causeway Therapeutics Ltd. Dr. Doogan previously served as chairman of the board of directors of Biohaven Pharmaceuticals (NYSE: BHVN) and a member of the boards of directors of Intensity Therapeutics, Inc. (NASDAQ: INTS), Sosei Group Corporation (TSE: 4565), Kleo Pharmaceuticals, Inc. and Celleron Therapeutics Ltd. Dr. Doogan has also held professorships at Harvard School of Public Health, Glasgow University Medical School and Kitasato University (Tokyo). He received his medical degree from Glasgow University. He is a Fellow of the Royal College of Physicians and the Faculty Pharmaceutical Medicine and holds a Doctorate of Science at the University of Kent in the UK.

Our Board of Directors believes that Dr. Doogan’s 30 years of experience in the global pharmaceutical industry in both major pharmaceutical and biotechnology companies, in addition to his medical background, experience in clinical development and extensive board experience on both public and privately held life sciences companies, qualify him to serve on our Board.

Christopher T. Giordano joined the Company as our Chief Executive Officer and a member of our Board of Directors in July 2021 and became President and Chief Executive Officer in October 2021. From March 2018 to July 2021, he served as President of IQVIA Biotech LLC and IQVIA MedTech Inc., a provider of integrated clinical and commercial solutions to medical device and small biotech companies, where he led an executive team that managed a clinical trial portfolio of several hundred active projects during his three years of leadership. Prior to that role, from August 2008 to March 2018, Mr. Giordano held roles of increasing responsibility at Quintiles Transnational Holdings Inc., a provider of pharmaceutical outsourcing services (acquired by IMS Health Holdings, Inc. in October 2016 to become IQVIA Holdings Inc.), and was most recently Global Vice President of the cardiovascular, renal, and metabolic group. From January 2001 to July 2008, Mr. Giordano served in various sales and operational roles at PPD, Inc., a global clinical research organization. Mr. Giordano holds a B.A. (summa cum laude) in English from the University of San Diego and a M.A. in English from the University of North Carolina at Chapel Hill.

Our Board of Directors believes that Mr. Giordano’s 20 years of experience in the clinical research industry and extensive experience with bringing pharmaceutical products to market qualify him to serve on our Board.

Robyn M. Hunter has served as a director since January 2022. Since August 2022, she has served as global Chief Financial Officer of Sotio Biotech Inc., a clinical stage immuno-oncology company. Previously, she served as the Chief Financial Officer of Fortress Biotech, Inc. (NASDAQ: FBIO) ("Fortress Biotech") from June 2017 to August 2022, and from August 2011 to June 2017, she served as the Vice President and Corporate Controller of Fortress Biotech. From January 2006 to May 2011, Ms. Hunter served as Senior Vice President and Chief Financial Officer of Schochet Associates, Inc. From August 2004 to January 2006, Ms. Hunter served as the Corporate Controller for Indevus Pharmaceuticals, Inc. From 1990 to 2004, Ms. Hunter held several positions from Accounting Manager to Vice President and Treasurer of The Stackpole Corporation. Ms. Hunter holds a B.A. in Economics from Union College in Schenectady, New York.

Our Board of Directors believes that Ms. Hunter’s general business experience and finance expertise and practice in the pharmaceutical industry, developed through her leadership at other companies, qualifies her to serve on our Board.

Gerald T. Proehl has served as a director since April 2014. Since June 2015, Mr. Proehl has served as Founder, President, Chief Executive Officer and Chair of the board of directors of Dermata Therapeutics, Inc., a biotechnology company (NASDAQ: DRMA). In January 1999, Mr. Proehl co-founded Santarus, Inc., a specialty biopharmaceutical company, and through January 2014, until its sale to Salix Pharmaceuticals, Ltd. for $2.6 billion, he held various leadership roles, including as President, Chief Executive Officer and a director. Prior to joining Santarus, Mr. Proehl was with Hoechst Marion Roussel (HMR) for 14 years where he served in various capacities, including Vice President of Global Marketing. During his career at HMR he worked across numerous therapeutic areas, including central nervous system, cardiovascular, and gastrointestinal. In addition to Dermata Therapeutics, Mr. Proehl serves on the board of directors of Kinetek Sports, Inc. Mr. Proehl previously served on the boards of Sophiris Bio Inc. (formerly OTCQB: SPHS), Ritter Pharmaceuticals, Inc. (formerly NASDAQ: RTTR), and Auspex Pharmaceuticals, Inc. (formerly NASDAQ: ASPX). Mr. Proehl holds a B.S. in education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst University.

Our Board of Directors believes that Mr. Proehl’s general business and commercial experience in the pharmaceutical industry, as well as his strong background in business operations developed through his leadership at other companies, qualify him to serve on our Board.

Stuart Rich, MD has served as our Chief Medical Officer since January 2021 and a director since February 2021. Dr. Rich joined the Company from PHPrecisionMed Inc. (PHPM), where he was a co-founder and held the positions of Chief Executive Officer and Director from October 2018 until PHPM’s merger with the Company in January 2021. Beginning July 2015, Dr. Rich has served as Professor of Medicine (and since 2021, Professor Emeritus) at Northwestern University Feinberg School of Medicine. He was co-founder and a Trustee of the Pulmonary Vascular Research Institute from 2006 until 2023, a U.K. based charity. From July 2015 until January 2021 he also served as the Director of the Pulmonary Vascular Disease Program at the Bluhm Cardiovascular Institute of Northwestern University, and since January 2006 he has served as a Director of the Cardiovascular Medical and Research Foundation, a U.S. based charity. He was a standing member of the Cardiovascular and Renal Advisory Committee of the U.S. Food and Drug Administration from 2002 through 2013. Prior to Northwestern University, Dr. Rich was Professor of Medicine at the Section of Cardiology of the University of Chicago Pritzker School of Medicine from September 2004 to July 2015. Dr. Rich also served as the Chief Medical Officer (part-time) of United Therapeutics from October 2003 until December 2004. He was Professor of Medicine at the Rush Heart Institute of the Rush

University School of Medicine from July 1996 to September 2004 and Professor of Medicine and Chief of the Section of Cardiology at the University of Illinois College of Medicine in Chicago from July 1980 to July 1996. Dr. Rich received his B.S. in Biology at the University of Illinois and his M.D. at Loyola University Stritch School of Medicine, and he completed his residency in medicine at the Washington University of St. Louis and his fellowship in cardiology at the University of Chicago.

Our Board of Directors believes that Dr. Rich’s extensive medical background in the field of pulmonary hypertension and experience as a consultant and standing member of the Cardiovascular and Renal Advisory Committee of the U.S. Food and Drug Administration qualify him to serve on our Board.

Required Vote

Provided there is a quorum for the Annual Meeting, the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as directors. Votes withheld will have no legal effect on the election of directors. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this Proposal 1.

Our Board of Directors unanimously recommends that stockholders vote

FOR all the director nominees listed above.

PROPOSAL 2

Approval of the Certificate of Amendment to the COMPANY’S Certificate of Incorporation to Reflect Recently Amended Delaware General Corporate Law Provisions Regarding Officer Exculpation

Our Board of Directors has adopted and declared advisable an amendment to Article VII of our current Certificate of Incorporation, as amended (the “Certificate”) to provide for the elimination of monetary liability of certain officers of the Company in limited circumstances (the “Officer Exculpation Amendment”). The Officer Exculpation Amendment also provides that neither the amendment nor repeal of Article VII, nor the adoption of any provision of the Certificate, nor, to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”), any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director or officer at the time of such amendment, repeal, adoption or modification.

Background of the Officer Exculpation Proposal

Pursuant to and consistent with Section 102(b)(7) of the DGCL, our existing Certificate already eliminates the monetary liability of directors to the fullest extent permitted by Delaware law, but does not provide for exculpation of officers. Effective August 1, 2022, Section 102(b)(7) of the DGCL (“Section 102(b)(7)”) was amended to permit companies to include in their certificates of incorporation limitations of monetary liability for certain officers. Consistent with Section 102(b)(7), the Officer Exculpation Amendment would only permit exculpation of certain officers for breaches of the fiduciary duty of care for direct claims brought by stockholders, and does not include claims on behalf of the Company for a breach of the fiduciary duty of care against officers. Similar to the existing provision that limits the liability of directors, the Officer Exculpation Amendment does not permit the elimination of liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. The Officer Exculpation Amendment also does not permit the limitation of liability of officers in any derivative action. Under the DGCL, the Officer Exculpation Amendment includes any officer who, during the course of conduct alleged to be wrongful, has consented to being identified as an officer for purposes of service of process in Delaware, which currently includes our president, chief executive officer, chief financial officer, controller, treasurer, and any other person who is or was identified in our public filings with the SEC as a named executive officer.

Our Board of Directors believes that the Officer Exculpation Amendment would help attract and retain a limited group of officers by mitigating the risk of personal financial ruin as a result of unintentional conduct and also would not negatively impact stockholder interests.

In addition, our Board of Directors believes the Officer Exculpation Amendment better aligns the protections available to our officers with those currently available to our directors, and this protection strikes an appropriate balance between our stockholders’ interest in accountability and their interest in the Company being able to continue to attract and retain top executive talent. Accordingly, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to adopt the Officer Exculpation Amendment.

This description of the Officer Exculpation Amendment is a summary and the complete text of the proposed amendment addressed by this Officer Exculpation Proposal is set forth in the proposed Certificate of Amendment attached to this Proxy Statement as Annex A.

Text of the Amendment

Article VII of our current Certificate contains the provisions that will be affected if this Officer Exculpation Proposal is adopted. The proposed Certificate of Amendment is attached to this Proxy Statement as Annex A. We expect to file this proposed Certificate of Amendment promptly following the Annual Meeting if our stockholders approve this Officer Exculpation Proposal.

Our Board of Directors retains the discretion to abandon, and not implement, the Officer Exculpation Amendment at any time before it becomes effective, even if it is approved by our stockholders.

Required Vote

Provided there is a quorum for the Annual Meeting, the affirmative vote of the holders of a majority of the shares outstanding of the Company and entitled to vote is required to approve this Proposal 2. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Officer Exculpation Proposal.

PROPOSAL 3

APPROVAL OF Certificate of Amendment to the COMPANY’S Certificate of Incorporation to require all stockholder action be taken at an annual or special meeting of stockholders

Our Board of Directors has adopted and declared advisable an amendment to our current Certificate to require all stockholder action be taken at an annual or special meeting of stockholders and eliminate action by written consent of stockholders (the “Stockholder Action Amendment”). Our Board believes that the Stockholder Action Amendment to our Certificate is in the best interest of our stockholders in order to ensure that each stockholder has the right to learn about and vote on matters that could be critical to the Company and the stockholder. The proposed Certificate of Amendment attached to this Proxy Statement as Annex B reflects the changes proposed by the Stockholder Action Amendment. Upon approval of the Stockholder Action Amendment, the Board intends to make conforming changes in the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”).

Background of the Stockholder Action Proposal

The DGCL provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to or may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action taken is signed by the holders of not less than the minimum number of votes that would be necessary to take such action at a meeting at which all stockholders having a right to vote thereon were present and voted. To be effective, any written consent taken pursuant to the relevant provisions under §228 of the DGCL must bear the date of signature of each stockholder who signs and must be delivered to the corporation’s registered office in the State of Delaware, its principal place of business or to an officer or agent of the corporation having custody of the minute book of the corporation. In addition, prompt notice of the taking of the corporate action without a meeting by less than the unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the annual meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation.

Our existing Certificate and Bylaws adopt such default approach and allows the stockholders to take action by a written consent in lieu of a meeting of the stockholders. The Stockholder Action Amendment, if approved, would amend our Certificate to eliminate the ability of our stockholders to act by written consent without a meeting, requiring all stockholder action to be taken at an annual or special meeting of stockholders.

Advantages of Prohibiting Stockholder Action by Written Consent

Our Board of Directors believes that the approval of the Stockholder Action Amendment is in the best interests of the Company’s stockholders. By eliminating the ability for stockholders to take action by written consent, all of our stockholders entitled to vote on a particular matter would be provided advance notice of, and given the opportunity to participate in the determination of, any proposed action and the ability to take judicial or other action to protect their interests. In addition, our Board believes that removing the ability for stockholders to act by written consent will avoid untimely notice of an action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of our management and Board.

Disadvantages of Prohibiting Stockholder Action by Written Consent

The Stockholder Action Amendment might make it more difficult to effect or might discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. We are not aware of any present or threatened third-party plans to gain control of the Company, and the Stockholders Action Amendment is not being recommended in response to any such plan or threat.

This description of the Stockholder Action Amendment is a summary and the complete text of the proposed amendment addressed by this Stockholder Action Proposal is set forth in the proposed Certificate of Amendment attached to this Proxy Statement as Annex B.

Text of the Amendment

If the Stockholder Action Proposal is adopted, our current Certificate will be amended to include the new Article XI contained in the proposed Certificate of Amendment attached to this Proxy Statement as Annex B. We expect to file this proposed Certificate of Amendment promptly following the Annual Meeting if our stockholders approve this Stockholder Action Proposal. Finally, if the Stockholder Action Proposal is approved, the Board would also take prompt action to amend and restate the Company’s Bylaws to conform the Bylaws to the Certificate with respect to the ability of stockholders to act by written consent.

Our Board of Directors retains the discretion to abandon, and not implement, the Stockholder Action Amendment at any time before it becomes effective, even if it is approved by our stockholders.

Required Vote

Provided there is a quorum for the Annual Meeting, the affirmative vote of the holders of a majority of the shares outstanding of the Company and entitled to vote is required to approve this Stockholder Action Proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Stockholder Action Proposal.

PROPOSAL 4

ADVISORY (NONBINDING) VOTE ON

NAMED EXECUTIVE OFFICER COMPENSATION

Our Board of Directors recognizes the interest our stockholders have expressed in how we compensate our named executive officers. In accordance with our Board’s recommendation, our stockholders previously endorsed holding a nonbinding stockholder advisory vote on the compensation of our named executive officers every two years. The Say-on-Pay Proposal is designed to give our stockholders the opportunity to endorse or not endorse our Company’s executive compensation program through the following resolution:

“Resolved, that the stockholders approve, on an advisory (nonbinding) basis, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Executive Compensation section, the Summary Compensation Table for fiscal year 2024, and other related tables and disclosures)”.

When you cast your vote, we urge you to consider the description of our executive compensation program contained in the Executive Compensation section in this Proxy Statement and the accompanying tables and narrative disclosures.

Required Vote

Provided there is a quorum for the Annual Meeting, approval of the advisory (nonbinding) resolution on the compensation of our named executive officers requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of this Proposal 4.

Because your vote is advisory, it will not be binding upon our Board of Directors, overrule any decision by our Board, or create or imply any additional fiduciary duties on our Board or any member of our Board. However, our Board and our Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Say-on-Pay Proposal.

PROPOSAL 5

ADVISORY (NONBINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in the Say-on-Pay Proposal above, we are providing our stockholders an advisory (nonbinding) vote on the compensation of our named executive officers. In this Say-on-Frequency Proposal, we are asking our stockholders to determine, on an advisory (nonbinding) basis, whether the preferred frequency of our Say-on-Pay advisory vote should be every year, every two years, or every three years. Section 14A of the Exchange Act requires that we submit this proposal on the frequency of the Say-on-Pay vote to our stockholders at least once every six years.

At the 2019 Annual Meeting of Stockholders, a majority of stockholders voted, in an advisory (nonbinding) vote, that future Say-on-Pay votes should be held every two years. The Board of Directors had also recommended a vote for every two years for the frequency of Say-on-Pay votes.

You may cast your advisory vote on whether the Say-on-Pay vote will occur every one, two, or three years, or you may abstain from voting on the matter. Because your vote is advisory, it will not be binding upon our Board of Directors, overrule any decision by our Board, or create or imply any additional fiduciary duties on our Board or any member of our Board. However, our Board and Compensation Committee will take into account the outcome of the vote when considering future decisions regarding the frequency of future Say-on-Pay votes. In this Proposal 5, you are not voting “for” or “against” any proposal or recommendation by the Board but, rather, you are voting for the option (every one, two, or three years) you believe is the most appropriate.

The Board recommends that stockholders vote in favor of holding our Say-on-Pay advisory vote to approve executive compensation every two years. In making this recommendation, our Board considered the relevant merits of each of the three frequency alternatives. The Board believes that holding the Say-on-Pay advisory vote every two years, in line with our stockholders’ prior preference, will allow our stockholders to provide appropriate input on our executive compensation policies and procedures as disclosed in our proxy statement.

Required Vote

Provided there is a quorum for the Annual Meeting, approval of the advisory (nonbinding) resolution of this Proposal 5 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the outcome of this Proposal 5.

Our Board of Directors unanimously recommends that stockholders vote for “TWO YEARS” (as opposed to one year or three years) for the frequency of future Say-on-Pay proposals.

PROPOSAL 6

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee has selected Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2025 and recommends that stockholders vote for the ratification of such appointment. Cherry Bekaert LLP has served as our independent auditor since January 2009. Cherry Bekaert LLP has advised us that it does not have, and has not had, any direct or indirect financial interest in the Company that impairs its independence under SEC rules. Notwithstanding the selection, the Audit and Compliance Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in our Company’s best interests and the best interests of our stockholders. In the event of a negative vote on ratification, the Audit and Compliance Committee will reconsider, but might not change, its selection.

Representatives of Cherry Bekaert LLP are expected to be present telephonically at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Required Vote

Provided there is a quorum for the Annual Meeting, ratification of the selection of Cheery Bekaert LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal and we do not expect broker non-votes on this proposal.

Our Board of Directors unanimously recommends that stockholders vote

FOR the Auditor Ratification Proposal.

CORPORATE GOVERNANCE MATTERS

Information about our Board

Our Board of Directors is currently comprised of seven members consisting of Gerald Proehl, our Chairman, June Almenoff, Michael Davidson, Declan Doogan, Christopher Giordano, Robyn Hunter, and Stuart Rich. Each director will be elected for a term of one year and will serve until a successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office (as provided in our Bylaws).

Board Leadership Structure

The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the Board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board.

Currently, Mr. Giordano, who has been a member of our Board of Directors since July 2021, serves as our President and Chief Executive Officer and Mr. Proehl, who has been a member of our Board since April 2014, serves as our Chairman of the Board. Based on the Board’s most recent review of our Board leadership structure, the Board has determined that this leadership structure is optimal for the Company because it allows Mr. Giordano to focus on leading our business and operations and carrying out our strategy, and Mr. Proehl, our Chairman of the Board, to focus on leading our Board’s oversight of our strategy and business.

In considering its leadership structure, the Board of Directors has taken a number of factors into account. The Board, which consists of highly qualified and experienced directors, a majority of whom are independent, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that all of the Board’s three standing committees - Audit and Compliance, Compensation, and Corporate Governance and Nominating - are composed entirely of independent directors. A number of Board and committee processes and procedures, including regular executive sessions of directors, periodic executive sessions of the independent directors, and annual evaluations of our Chief Executive Officer’s performance against pre-determined goals, provide substantial independent oversight of our Chief Executive Officer’s performance. The Board believes that these factors provide the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Director Independence

In accordance with the applicable Nasdaq Listing Rules, our Board of Directors must consist of a majority of “independent directors”, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of our Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Board has determined that directors Drs. Almenoff, Davidson, and Doogan, Mr. Proehl and Ms. Hunter are independent directors in accordance with applicable Nasdaq Listing Rules. In making these determinations, the Board reviewed the information provided by the director nominees with regard to each individual’s business and personal activities as they may relate to us and our management.

Family Relationships

There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer of our Company.

Procedures for Director Nominations

Pursuant to its charter, the Corporate Governance and Nominating Committee is responsible for identifying from a wide field of candidates, including women and minority candidates, and recommending to the Board of Directors, select qualified candidates for membership on the Board. In evaluating the suitability of individual director candidates, the Corporate Governance and Nominating Committee takes into account such factors as it considers appropriate, which may include (i) ensuring that the Board, as a whole, is diverse as to race, gender, culture, thought and geography, such that the Board reflects a range of viewpoints, backgrounds, skills, experience and expertise, and consists of individuals with relevant technical skills, industry knowledge and experience, financial expertise and local or community ties; (ii) minimum individual qualifications, including strength of character, mature judgment, relevant career experience, independence of thought and an ability to work collegially; (iii) questions of independence, possible conflicts of interest and whether a candidate has special interests or a specific agenda that would impair his or her ability to effectively represent the interests of all stockholders; (iv) the extent to which the candidate would fill a present need on the Board; and (v) whether the candidate can make sufficient time available to perform the duties of a director. The Corporate Governance and Nominating Committee implements and assesses the effectiveness of these factors and the Board’s commitment to diversity by considering these factors in our assessment of potential director nominees and the overall make-up of our Board. In determining whether to recommend a director for re-election, the Corporate Governance and Nominating Committee will consider the director’s participation in and contributions to the activities of the Board.

The Corporate Governance and Nominating Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Corporate Governance and Nominating Committee conducts appropriate inquiries into the backgrounds and qualifications of possible nominees and investigates and reviews each proposed nominee’s qualifications for service on the Board. The Corporate Governance and Nominating Committee may engage outside search firms to assist in identifying or evaluating potential nominees.

The Corporate Governance and Nominating Committee will consider candidates recommended by stockholders. It is the policy of the Corporate Governance and Nominating Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Corporate Governance and Nominating Committee for election at our 2025 annual meeting is described under “Other Matters-Stockholder Proposals.”

Attendance at Meetings

The Board of Directors met six times during 2024, and each of our directors attended at least 75% of the aggregate of the total number of Board meetings held during the period each has been a director and the total number of meetings held by all committees on which each director then served, with the exception of Dr. Michael Davidson. From time to time the Board also acted through written consents. We do not have a formal policy requiring director attendance at the annual meeting, although all directors are encouraged to attend the annual meeting if they are able to do so. All of the directors of the Company, with the exception of Dr. Doogan, attended the 2024 annual meeting.

Standing Committees

Our Board of Directors has three standing committees: the Audit and Compliance Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Copies of the charters of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees, as they may be amended from time to time, are available on our website at http://www.tenaxthera.com under Investors/Media - Corporate Governance.

The Board of Directors has determined that all of the members of each of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees are independent as defined under applicable Nasdaq Listing Rules. In addition, the Board has determined that Ms. Hunter, and Drs. Almenoff and Davidson meet the additional test for independence for audit committee members and Ms. Hunter, Mr. Proehl and Dr. Davidson meet the additional test for independence for compensation committee members imposed by SEC regulations and the Nasdaq Listing Rules.

The following table provides membership information of our directors on each committee of our Board of Directors as of April 14, 2025.

	Audit and Compliance Committee	Compensation Committee	Corporate Governance and Nominating Committee
June Almenoff

Michael Davidson

Declan Doogan

Robyn M. Hunter

Gerald T. Proehl

= Committee Chair

= Member

Audit and Compliance Committee

The Audit and Compliance Committee’s principal responsibilities include:

•
appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attestation services;
•
overseeing the accounting and financial reporting processes of the Company and audits of our financial statements;
•
acting on behalf of the Board of Directors in providing oversight with respect to (i) the quality and integrity of our financial statements and internal accounting and financial controls; (ii) all audit, review and attest services relating to our financial statements and internal control over financial reporting (collectively, “Audit Services”), including the appointment, compensation, retention and oversight of the work of the independent auditors engaged to provide Audit Services to us; and (iii) our compliance with legal and regulatory requirements;
•
reporting to the Board of Directors on such matters as the Audit and Compliance Committee deems necessary or appropriate to assure that the Board is informed of any significant developments within the scope of the Audit and Compliance Committee’s responsibilities that merit the attention of the Board;
•
providing the report required of the Audit and Compliance Committee by the rules of the SEC for inclusion in our annual proxy statement;
•
conducting review and oversight of any related person transactions, other than related person transactions for which the Board of Directors has delegated review to another independent body of the Board; and
•
fulfilling such other responsibilities as may be required of the Audit and Compliance Committee under applicable laws and regulations.

The members of the Audit and Compliance Committee are currently Drs. Almenoff and Davidson and Ms. Hunter. Ms. Hunter serves as chair of the Audit and Compliance Committee. The Board of Directors has determined that Ms. Hunter qualifies as an “audit committee financial expert” as defined by applicable SEC rules. The Audit and Compliance Committee met four times during the year ended December 31, 2024.

Compensation Committee

The Compensation Committee’s primary responsibilities include:

•
engaging and evaluating any compensation consultants, independent counsel and other advisers used to assist in the evaluation of director or executive compensation, including evaluation of the advisers’ independence in advance of engagement;
•
reviewing our equity and non-equity-based compensation plans and recommending changes in such plans to the Board of Directors and stockholders as necessary or appropriate;
•
reviewing and evaluating potential candidates for executive officer positions, including the Chief Executive Officer;
•
reviewing our succession and development plans for executive officers and other members of senior management;
•
reviewing and making recommendations to the Board of Directors regarding the employment agreement terms for any executive officer;
•
providing recommendations to the Board concerning any hiring or termination actions with respect to an executive officer position;
•
annually evaluating the Chief Executive Officer’s performance and recommending to the Board of Directors the amount of any performance-based compensation and the Chief Executive Officer’s annual compensation going forward;
•
annually reviewing the performance evaluation process and compensation structure for the Company's other executive officers, with input for the Chief Executive Officer, and making recommendations to the Board of Directors to approve the annual compensation for the executive officers; and
•
preparing an annual report on executive compensation or Compensation Discussion and Analysis for inclusion in our proxy statement, as and if required by applicable laws.

The members of the Compensation Committee are currently Ms. Hunter, Dr. Davidson and Mr. Proehl. Mr. Proehl serves as chair of the Compensation Committee. The Compensation Committee met once during the year ended December 31, 2024.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s primary responsibilities include:

•
engaging and evaluating any search firm, independent counsel or other advisers used to assist in identifying candidates to serve as directors of the Company;
•
establishing criteria for the selection of nominees for directors and the processes for identifying and evaluating nominees for directors to serve on the Board of Directors;
•
identifying individuals qualified to become directors and recommending that the Board of Directors select the candidates for all directorships to be filled by the Board or by the stockholders;

•
reviewing and making recommendations to the full Board of Directors whether members of the Board should stand for re-election, and consider matters relating to the retirement of members of the Board, including term limits or age limits;
•
overseeing the process for submission of director nominations recommended by stockholders according to the procedures therefor set forth in the Company's Bylaws;
•
upon the recommendation of the Compensation Committee, determining compensation arrangements for non-employee directors;
•
developing and recommending to the Board of Directors corporate governance principles for the Company; and
•
otherwise taking a leadership role in shaping the corporate governance of the Company.

The members of the Corporate Governance and Nominating Committee are currently Drs. Almenoff and Doogan and Mr. Proehl. Dr. Almenoff serves as chair of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met once during the year ended December 31, 2024.

Processes and Procedures for Executive and Director Compensation

The Compensation Committee has the authority to review and recommend to the Board of Directors the compensation of the Chief Executive Officer and all other executive officers. In making its recommendation to the Board with respect to the compensation of the Chief Executive Officer, the Compensation Committee considers, among other things, the Chief Executive Officer’s performance of established corporate goals and objectives previously approved by the Board. In making its recommendation to the Board with respect to the compensation of other executive officers, the Compensation Committee takes into account, among other things, each executive officer’s performance in light of established goals and objectives as well as the recommendations of the Chief Executive Officer. The Chief Executive Officer has no input and may not be present during voting or deliberations about his compensation. Our Compensation Committee may delegate its authority to the chair of the committee to the extent it deems necessary to finalize matters as to which the Compensation Committee has given its general approval.

The Corporate Governance and Nominating Committee has authority to determine and approve all matters pertaining to compensation of our directors. In making its determination with respect to director compensation, the Corporate Governance and Nominating Committee considers, among other things, the Compensation Committee’s recommendation, the Board’s overall level of performance, the individual director’s participation in committees, the compensation paid to other directors in similarly situated companies, and our financial growth.

The Compensation and Corporate Governance and Nominating Committees have the authority to retain compensation consultants and other outside advisors to assist in discharging their responsibilities. The recommendations of such consultants are considered in conjunction with the other considerations listed above.

In 2024, our Compensation Committee engaged Anderson Pay Advisors LLC (“Anderson Pay Advisors”) to analyze our executive and compensation structure and plan designs and non-employee director compensation, and to assess whether the compensation programs are competitive with the market and support the Compensation Committee’s goal to align stockholders’ interests with those of our directors and executive officers. To ensure Anderson Pay Advisors’ independence, Anderson Pay Advisors reports directly to our Compensation Committee and Corporate Governance Nominating Committee, as applicable, and works specifically for such committees solely on compensation and benefits.

Board’s Role in Risk Oversight

We operate in a highly complex and regulated industry and are subject to a number of significant risks. The Board of Directors plays a key role with respect to our risk oversight, such as determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations. The Board is also involved in our management of risks related to our financial condition and to the development and commercialization of our product candidates.

One of the Board of Directors’ risk oversight roles is to provide guidance to management. The Board receives regular business updates from members of senior management in order to identify matters that involve operational, financial, legal, or regulatory risks.

To facilitate its oversight of the Company, the Board of Directors has delegated certain risk oversight functions to Board committees. The Audit and Compliance Committee reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, the Compensation Committee evaluates the risks presented by our compensation programs and analyzes these risks when making compensation decisions, and the Corporate Governance and Nominating Committee evaluates whether the composition of the Board is appropriate to respond to the risks that we face.

Although the Board of Directors has delegated certain functions to various committees, each of these committees regularly reports to and solicits input from the full Board regarding its activities.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. A copy of this Code of Ethics is posted on our website at http://www.tenaxthera.com under Investors/Media - Corporate Governance. In the event the Code of Ethics is revised, or any waiver is granted under the Code of Ethics with respect to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, notice of such revision or waiver will be posted on our website or disclosed on a current report on Form 8-K filed with the SEC, as required.

Anti-Hedging and Anti-Pledging Policies

The Company does not currently have a policy that prohibits our directors, officers and employees from engaging in hedging activity in our securities or pledging any of our securities as collateral for loans or margin accounts.

Insider Trading Policy

The Company’s Insider Trading Policy governs the purchase, sale, and/or other dispositions of Tenax securities by directors, officers, and employees. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company.

Stockholder Communications with Directors

It is the policy of the Company and the Board of Directors to encourage free and open communication between stockholders and the Board. Any stockholder wishing to communicate with the Board should send any communication to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517. Any such communication must be in writing and must state the number of shares beneficially owned by the stockholder making the communication. Our Corporate Secretary will forward such communication to the full Board or to any individual director or directors to whom the communication is directed unless the communication is frivolous, hostile, threatening, illegal, or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication. This policy is not designed to preclude other communications between the Board and stockholders on an informal basis.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee has reviewed our audited financial statements for the year ended December 31, 2024 and has discussed these statements with management. The Audit and Compliance Committee has also discussed with Cherry Bekaert LLP, our independent registered public accounting firm during the year ended December 31, 2024, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit and Compliance Committee also received from Cherry Bekaert LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding Cherry Bekaert LLP’s communications with the Audit and Compliance Committee concerning independence and discussed with Cherry Bekaert LLP its independence.

Based on the review and discussions noted above, the Audit and Compliance Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

The Audit and Compliance Committee is currently comprised of the following three directors: Drs. Almenoff and Davidson and Ms. Hunter. All are independent directors as defined in Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq Listing Rules and Section 10A(m)(3) of the Exchange Act. The Board of Directors has determined that Ms. Hunter is an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Cherry Bekaert LLP has served as our independent auditor since January 2009.

Summary of Fees

It is our Audit and Compliance Committee’s policy and procedure to approve in advance all audit engagement fees and terms and all permitted non-audit services provided by our independent registered public accounting firm. All audit engagement fees and terms and permitted non-audit services provided by our independent registered public accounting firm as described in the below table were approved in advance by our Audit and Compliance Committee.

The aggregate fees billed for professional services by the Company's professional accounting firm in the years ending December 31, 2024 and 2023 were as follows:

	2024	2023
Audit fees (1)	$158,550	$147,600
Audit-Related Fees (2)	95,025	78,200
Tax fees (3)	8,975	7,200
All Other Fees (4)	-	-
Total fees	$262,550	$233,000

(1)
This category includes fees billed for the fiscal years shown for professional services for the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the relevant fiscal years.
(2)
This category includes fees billed in the fiscal years shown for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.” The increase in fees for this category was related to increased audit related services needed for capital raising transactions in 2024.

(3)
This category includes fees billed in the fiscal years shown for professional services for tax compliance, tax advice, and tax planning.
(4)
This category includes fees billed in the fiscal years shown for products and services provided by the principal accountant that are not reported in any other category. There were no billings for this category in 2024 or 2023.

THE AUDIT AND COMPLIANCE COMMITTEE OF
THE BOARD OF DIRECTORS
Robyn M. Hunter (Chair)
June Almenoff
Michael Davidson

EXECUTIVE COMPENSATION

The following tables and narrative discussion describe the material elements of our executive compensation program during 2024. We also provide an overview of our executive compensation philosophy, including our principal compensation policies and practices.

Our “named executive officers” for fiscal year 2024 include the individual who served as our principal executive officer during 2024, the only other person serving as an executive officer as of December 31, 2024 whose total compensation exceeded $100,000 and the individual who formerly served as our principal financial officer until December 2, 2024. Accordingly, our named executive officers (“NEOs”) for 2024 were:

•
Christopher T. Giordano, our President and Chief Executive Officer (our “CEO”);
•
Stuart Rich, our Chief Medical Officer (our “CMO”);
•
Lawrence Hoffman, our Former Interim Chief Financial Officer (our “Former Interim CFO”) until December 2024.

2024 Summary Compensation Table

Name and Principal		Salary	Option Awards		Bonus		Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Position	Year	($)(1)	($)(2)		($)		($)		($)		($)
Christopher T. Giordano	2024	495,680	6,475,000	(3)	-		390,000	(4)	42,911	(5)	7,403,591
President and Chief Executive Officer	2023	405,300	-		-		202,650	(6)	36,820	(7)	644,770

Stuart Rich	2024	287,832	2,590,000	(8)	75,000	(9)	175,000	(10)	10,212	(11)	3,138,044
Chief Medical Officer	2023	318,000	-		-		127,200	(12)	36,023	(13)	481,223

Lawrence Hoffman (14)	2024	-	-		-		-		297,019	(14)	297,019
Former Interim Chief Financial Officer

(1)
Reflects base salary earned during the fiscal year covered.
(2)
The amounts in these columns reflect the aggregate grant date fair value of awards granted during the year computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The assumptions made in determining the fair values of our stock and option awards are set forth in Note 5 to our Financial Statements for the year ended December 31, 2024, included in our Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 25, 2025.
(3)
In May 2024, we granted an option to purchase 437 shares of Common Stock at an exercise price of $3.549 per share to Mr. Giordano. The options vest and become exercisable in four equal annual installments beginning on May 17, 2025. In December 2024, we granted an option to purchase 1,250,000 shares of Common Stock at an exercise price of $5.94 per share to Mr. Giordano. The option is exercisable beginning December 10, 2025, subject to Mr. Giordano’s continued employment.
(4)
The Compensation Committee calculated the predetermined operational goals for 2024 had been achieved at 160%, resulting in a cash bonus of $390,000 paid to Mr. Giordano.
(5)
Consists of $29,511 of health and benefit premiums for coverage of Mr. Giordano and his eligible dependents and $13,400 of Company contributions to Mr. Giordano’s 401(k) plan.
(6)
In March 2024, the Compensation Committee calculated the predetermined operational goals for 2023 had been achieved at 100%, resulting in a cash bonus of $202,650 paid to Mr. Giordano.

(7)
Consists of $23,620 of health and benefit premiums for coverage of Mr. Giordano and his eligible dependents and $13,200 of Company contributions to Mr. Giordano’s 401(k) plan.
(8)
In May 2024, we granted an option to purchase 119 shares of Common Stock at an exercise price of $3.549 per share to Dr. Rich. The options vest and become exercisable in four equal annual installments beginning on May 17, 2025. In December 2024, we granted an option to purchase 500,000 shares of Common Stock at an exercise price of $5.94 per share to Dr. Rich. The option is exercisable beginning December 10, 2025, subject to Dr. Rich’s continued employment.
(9)
The Compensation Committee awarded a cash bonus of $75,000 to Dr. Rich in recognition of his significant contributions to the Company during 2024.
(10)
The Compensation Committee calculated the predetermined operational goals for 2024 had been achieved at 160%, resulting in a cash bonus of $175,000 paid to Dr. Rich.
(11)
Consists of $805 of benefit premiums for Dr. Rich and $9,407 of Company contributions to Dr. Rich’s 401(k) plan.
(12)
In March 2024, the Compensation Committee calculated the predetermined operational goals for 2023 had been achieved at 100%, resulting in a cash bonus of $127,200 paid to Dr. Rich.
(13)
Consists of $22,823 of benefit premiums for Dr. Rich and $13,200 of Company contributions to Dr. Rich’s 401(k) plan.
(14)
Mr. Hoffman was a consulting Interim Chief Financial Officer employed by Danforth Advisors, LLC (“Danforth”) and was contracted on a part time basis by us beginning in January 11, 2024 until December 2, 2024, when we transitioned his consultancy services to another Danforth employee, Thomas A. McGauley. We paid $297,019 in consulting fees to Danforth for Mr. Hoffman’s services in fiscal year 2024.

Narrative to Summary Compensation Table

Elements of Compensation

During the year ended December 31, 2024, we compensated our Named Executive Officers generally through a mix of (i) base salary (ii) annual cash bonus based on achievement of predetermined operational goals and (iii) long-term equity compensation, in the form of options.

Mr. Hoffman served as our Interim Chief Financial Officer from January 11, 2024 until December 2, 2024. . In accordance with our consulting agreement with Danforth (the “Danforth Consulting Agreement”), Mr. Hoffman was employed by Danforth and compensated on an hourly basis. See “Employment and Other Contracts – Lawrence Hoffman” for further discussion of the Danforth Consulting Agreement.

Annual Base Salaries

Mr. Giordano and Dr. Rich received a base salary to compensate them for services rendered to us during the year ended December 31, 2024. The base salary is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities and time commitment. In the year ended December 31, 2024, we paid an annual base salary of $469,000 to Mr. Giordano, which was subsequently increased to $545,000 in October 2024. In the year ended December 31, 2024, we paid an annual base salary of $333,900 to Dr. Rich, which was subsequently increased to $445,000 in October 2024 and, since June 15, 2024, prorated to reflect a three-day work schedule.

Cash Bonuses

Under each of their employment agreements, Mr. Giordano and Dr. Rich are eligible to receive annual cash bonuses based on the achievement of annual goals. During the year ended December 31, 2024, Mr. Giordano and Dr. Rich were eligible to receive a target cash bonus consisting of 50% and 40%, respectively, of their base salaries, based on 100% achievement of the predetermined operational goals. There is no cap on the bonuses for greater than 100%

achievement of goals, and there is no pre-identified threshold amount that must be achieved to receive any cash bonus payment. Our Compensation Committee evaluated performance for the year ended December 31, 2024 and determined the operational goals for 2024 had been achieved at 160%.

Long-Term Equity Compensation

We generally award stock options to our key employees, including to our non-executive employees, on an annual basis and subject to approval by (i) the Board of Directors upon the Compensation Committee’s recommendation with respect to executive officers and (ii) the Compensation Committee with respect to all other employees. In December 2024, our Board of Directors, upon the recommendation of Anderson Pay Advisors, approved additional option grants for our key employees, non-executive employees, and non-employee directors, to adjust their compensation to a more appropriate level, since the equity pool in the Company’s 2022 Stock Incentive Plan, as amended (the “2022 Plan”) did not have enough shares available to make adequate grants during 2024, prior to the October 25, 2024 approval by stockholders of an increase to the number of shares authorized under the 2022 Plan.

Other Elements of Compensation

Employee Benefits and Perquisites

We maintain broad based benefits that are provided to all employees, including health and dental insurance. Our executive officers are eligible to participate in all of our employee benefit plans, in each case, on the same basis as other employees.

No Tax Gross-Ups

We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Severance

Pursuant to employment agreements we have entered into with certain NEOs, each such officer is entitled to specified benefits in the event of the termination of his employment under specified circumstances. We have provided more detailed information about these benefits under the caption “-Employment and Other Contracts” below.

Employment and Other Contracts

Christopher T. Giordano

We entered into an executive employment agreement with Mr. Giordano, effective July 6, 2021 (the “Giordano Employment Agreement”). Under the Giordano Employment Agreement, Mr. Giordano initially received an annual base salary of $375,000, which was recently increased to $561,500, effective January 2025. Mr. Giordano also will receive participation in medical insurance, dental insurance, and other benefit plans on the same basis as our other officers. Under the Giordano Employment Agreement, Mr. Giordano will receive an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). The Giordano Employment Agreement also provided for the grant of the following employment inducement stock options (as retrospectively adjusted for the Reverse Stock Splits): (i) a one-time stock option grant of 160 shares of Common Stock with four-year straight-line vesting; and (ii) a one-time stock option grant of 63 shares of Common Stock with 50% vesting upon the achievement of certain performance metrics related to our clinical trials. As of December 31, 2023, none of the vesting milestones had been achieved and the options were subsequently cancelled. We also reimbursed Mr. Giordano for up to $10,000 of legal expenses related to the Giordano Employment Agreement.

The Giordano Employment Agreement is effective for a one-year term, and automatically renews for additional one-year terms, unless the Giordano Employment Agreement is terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then-current term of an intention not to renew. If Mr. Giordano is terminated without “cause”, if he terminates his employment for “good reason”, or if the Company elects not to renew the Giordano Employment Agreement, Mr. Giordano would be entitled to receive (i) one-year of base salary,

(ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, and (iii) one-year of COBRA reimbursements or benefits payments, as applicable. Mr. Giordano’s entitlement to these payments is conditioned upon execution of a release of claims.

For purposes of the Giordano Employment Agreement: (i) “cause” includes (1) a willful material breach of the Giordano Employment Agreement by Mr. Giordano, (2) material misappropriation of Company property, (3) material failure to comply with our policies, (4) abuse of illegal drugs or abuse of alcohol in a manner that interferes with the performance of his duties, (5) dishonest or illegal action that is materially detrimental to the Company, (6) failure to cooperate with internal investigations or law enforcement and regulatory investigations, and (7) failure to disclose material conflicts of interest and (ii) “good reason” includes (1) a material reduction in base salary, (2) a material reduction of Mr. Giordano’s authority, duties or responsibility, (3) certain changes in geographic location of Mr. Giordano’s employment, or (4) a material breach of the Giordano Employment Agreement or other written agreement with Mr. Giordano by the Company.

Stuart Rich

We entered into an employment agreement with Dr. Rich, effective January 15, 2021, which was amended on June 12, 2024 (the “Rich Employment Agreement”). Under the Rich Employment Agreement, Dr. Rich initially received an annual base salary of $300,000, which was recently increased to $525,000, effective January 2025, and prorated to $315,000 pursuant to the amendment to reflect his modified work schedule of three days per week. Dr. Rich will also receive participation in medical insurance, dental insurance, and other benefit plans on the same basis as our other officers. Under the Rich Employment Agreement, Dr. Rich is eligible for an annual target cash bonus of 40% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). Pursuant to the Rich Employment Agreement, Dr. Rich received as an inducement award a one-time non-statutory stock option grant of 160 shares of Common Stock (as retrospectively adjusted for the Reverse Stock Splits). The option award will vest as follows: 25% upon initiation of a Phase 3 trial (the “Trial”); 25% upon database lock of the Trial; 25% upon acceptance for review of an Investigational New Drug Application; and 25% upon approval from the FDA. The option grant has a 10-year term and an exercise price of $2,848 per share.

The Rich Employment Agreement is effective for a one-year term, and automatically renews for additional one-year terms, unless terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then-current term of an intention not to renew. If Dr. Rich is terminated without “cause”, if he terminates his employment for “good reason, or if we elect not to renew the Rich Employment Agreement, Dr. Rich would be entitled to receive (i) one-year of his then current base salary, (ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, (iii) acceleration of vesting of all outstanding equity-based compensation awards held by Dr. Rich, and (iv) one-year of COBRA reimbursements or benefits payments, as applicable. Dr. Rich’s entitlement to these payments is conditioned upon execution of a release of claims.

For purposes of the Rich Employment Agreement: (i) “cause” includes (1) a willful material breach of the Rich Employment Agreement by Dr. Rich, (2) material misappropriation of Company property, (3) material failure to comply with our policies, (4) abuse of illegal drugs or abuse of alcohol in a manner that materially interferes with the performance of his duties, (5) dishonest or illegal action that is materially detrimental to the Company, and (6) failure to disclose material conflicts of interest; and (ii) “good reason” includes (1) a material reduction in base salary, (2) a material reduction of his authority, duties or responsibility, or (3) a material breach of the Rich Employment Agreement by the Company.

Lawrence Hoffman

We entered into a consulting agreement with Danforth, dated October 14, 2021, providing for the engagement of a consultant with Danforth as the Company’s Interim Chief Financial Officer (the “Danforth Consulting Agreement”). Pursuant to the Danforth Consulting Agreement, the consultant serves as an independent contractor with the Company and is responsible for the Company’s accounting and finance functions and serves as our principal financial officer and principal accounting officer. The Danforth Consulting Agreement may be terminated by us or Danforth (i) with “Cause”, immediately upon written notice to the other party or (ii) without Cause upon 30 days prior written notice to the other party. Pursuant to the Danforth Consulting Agreement, Danforth received cash compensation at a rate of $416 per hour for Mr. Hoffman’s services, which rate may be increased by up to 4% annually.

For purposes of the Danforth Consulting Agreement, “Cause” is a material breach of the terms of the Danforth Consulting Agreement which, if curable, is not cured within 10 days of written notice of such default, or the commission of any act of fraud, embezzlement or deliberate disregard of a rule or policy of the Company.

Outstanding Equity Awards

The following table provides information about outstanding equity awards held by the NEOs as of December 31, 2024, as retrospectively adjusted for the Reverse Stock Splits.

Outstanding Equity Awards as of December 31, 2024

	Option Awards
Name and Principal Position	Number of securities underlying unexercised options (Exercisable)	Number of securities underlying unexercised options (Unexercisable)		Option exercise price	Option expiration date
	(#)	(#)		($/Sh)
Christopher T.	63	62	(1)	992	6/9/2032
Giordano	118	39	(2)	3,152	7/6/2031
President and Chief		437	(3)	3.549	5/17/2034
Executive Officer		1,250,000	(4)	5.94	12/10/2034

Stuart Rich	32	31	(5)	992	6/9/2032
Chief Medical	79	78	(6)	2,848	1/15/2031
Officer	39	118	(7)	3.549	5/17/2034
	-	500,000	(8)	5.94	12/10/2034

Lawrence Hoffman	-	-		-	-
Former Interim Chief Financial Officer

(1)
The option is exercisable as to one-fourth of the shares of Common Stock underlying the option on each of June 9, 2023, June 9, 2024, June 9, 2025, and June 9, 2026, subject to Mr. Giordano’s continued employment.
(2)
The option is exercisable as to one-fourth of the shares of Common Stock underlying the option on each of July 6, 2022, July 6, 2023, July 6, 2024, and July 6, 2025, subject to Mr. Giordano’s continued employment.
(3)
The option is exercisable as to one-fourth of the shares of Common Stock underlying the option on each of May 17, 2025, May 17, 2026, May 18, 2027, and May 18, 2028, subject to Mr. Giordano’s continued employment.
(4)
The option is exercisable beginning December 10, 2025 until its expiration on December 10, 2034, subject to Mr. Giordano’s continued employment.
(5)
The option is exercisable as to one-fourth of the shares of Common Stock underlying the option on each of June 9, 2023, June 9, 2024, June 9, 2025, and June 9, 2026, subject to Dr. Rich’s continued employment.
(6)
The option is exercisable in four equal installments, with 25% vesting after the start of a Phase 3 clinical trial, 25% vesting after the database lock with respect to the trial, 25% vesting after the opening of an Investigational New Drug Application with the FDA, and 25% vesting after the approval from the FDA, subject to Dr. Rich’s continued employment.
(7)
The option is exercisable as to one-fourth of the shares of Common Stock underlying the option on each of May 17, 2025, May 17, 2026, May 17, 2027, and May 17, 2028, subject to Dr. Rich’s continued employment.

(8)
The option is exercisable beginning December 10, 2025 until its expiration on December 10, 2034, subject to Dr. Rich’s continued employment.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

While we do not have a formal written policy in place with regard to the timing of awards of options or similar awards in relation to the disclosure of material nonpublic information, our equity awards are generally granted on fixed dates determined in advance. On limited occasions, our Board of Directors (or Compensation Committee, as appropriate) may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes.

Our Board of Directors’ general practice, and its practice for fiscal year 2024, has been to complete its annual executive compensation review and determine performance goals and target compensation for our executives, which coincides with the Company’s regularly scheduled Board meetings; then equity awards are generally granted with an effective date during the Company’s next open trading window. In 2024, the Board of Directors also awarded options to its executive officers, among others, in December 2024 to adjust their compensation to a more appropriate level since the equity pool in the Company’s 2022 Plan did not have enough shares available to make adequate grants earlier in 2024, prior to the October 25, 2024 approval by stockholders of an increase to the number of shares authorized under the 2022 Plan.

The Committee approves all equity award grants on or before the grant date and does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, the Committee does not time the release of material nonpublic information based on equity award grant dates.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company for each of the last three completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2022, 2023 and 2024 fiscal years. Note that for our NEOs other than our CEO, or principal executive officer, compensation is reported as an average.

Christopher T. Giordano (“PEO”)
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non- PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”) (5)	Net Income (Loss) (millions) (6)
2024	$7,403,591	$7,702,803	$1,717,532	$1,776,945	$0	$(17.6)
2023	$644,770	$515,684	$323,756	$259,737	$1	$(7.7)
2022	$667,332	$652,045	$344,922	$340,846	$11	$(11.0)

(1)
Represents the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Table above or the Summary Compensation Table included in our definitive proxy statement filed with the SEC on April 26, 2024, as applicable.

(2)
Represents the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made our PEO’s total compensation for each year to determine the compensation actually paid:

	Year	Reported Summary Compensation Table Total for PEO	Reported Value of Option Awards (a)(b)	Equity Award Adjustments (b)	Compensation Actually Paid to PEO
Christopher T.	2024	$7,403,591	$(6,475,000)	$6,774,212	$7,702,803
Giordano	2023	$644,770	$-	$(129,086)	$515,684
PEO	2022	$667,332	$(104,296)	$89,009	$652,045

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
In order to calculate the average compensation “actually paid” to our PEO, we are required under the SEC rules to subtract from the value in the Summary Compensation Table the grant date fair value of equity awards, and add back the following: (i) the year-end fair value of any equity awards in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year (i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years (ii)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (iii)	Change in Fair Value as of the Vesting Date from Prior Year End of Equity Awards Granted in Prior Years that Vested in the Year (iv)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (v)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (vi)	Total Equity Award Adjustments ($)
Christopher T.	2024	$6,777,622	$(2,417)	$-	$(993)	$-	$-	$6,774,212
Giordano	2023	$-	$(103,269)	$-	$(25,817)	$-	$-	$(129,086)
PEO	2022	$101,164	$(12,155)	$-	$-	$-	$-	$89,009

(3)
Represents the average of the amounts reported for our NEOs as a group (excluding our PEO) in each applicable year in the “Total” column of the Summary Compensation Table above or the Summary Compensation Table included in our definitive proxy statement filed with the SEC on April 26, 2024, as applicable, which includes for 2024, Dr. Rich and Messrs. Hoffman; and for 2023 and 2022, Dr. Rich, and Mr. Lurier, our former Interim Chief Financial Officer (the “Non-PEO NEOs”).
(4)
Represents the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$1,717,532	$(1,295,000)	$1,354,414	$1,776,945
2023	$323,756	$-	$(64,019)	$259,737
2022	$344,922	$(26,074)	$21,998	$340,846

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	$1,355,369	$(724)	$-	$(231)	$-	$-	$1,354,414
2023	$—	$(51,114)	$-	$(12,905)	$-	$-	$(64,019)
2022	$25,291	$(3,293)	$-	$-	$-	$-	$21,998

(5)
TSR is cumulative for the measurement periods beginning on December 31, 2021 and ending on December 31 of each of 2024, 2023 and 2022, respectively, calculated by dividing the difference between our Company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid in 2022, 2023 or 2024.
(6)
The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

As described in more detail in this proxy statement, our executive compensation program reflects our status as a clinical-stage pharmaceutical company using clinical insights to develop novel cardiopulmonary therapies. Our products are in the clinical development stage, and we increase the value of our Company by advancing our investigational products through the various product testing requirements as set forth by the FDA. The metrics that we use for both our short-term and long-term incentive awards relate to the progress made in advancing our products through the regulatory development and clinical testing requirements. We are not a commercial-stage company. We did not have any revenue during the periods presented. Consequently, our Company has not historically looked to net income (loss) as a performance measure for our executive compensation program. From 2022 to 2023, our net loss decreased, and the compensation actually paid for both our PEO and non-PEO NEOs decreased. In 2024, our net loss increased due to the expansion of our clinical trials. Also in 2024, we raised approximately $109 million of gross proceeds in two equity offerings which we used to further expand our clinical trials and fund the Company. In 2024, we increased salaries and also made equity grants to our employees for the first time since 2022, leading to an increase in compensation actually paid for both our PEO and non-PEO NEOs. We believe this increase in compensation actually paid is reasonable given the result of the Company's operational success as demonstrated by the significance of funding received and is necessary to incentivize our PEO and non-PEO NEOs.

Compensation Actually Paid and Cumulative TSR

Our executive compensation program reflects a variable pay-for-performance philosophy. The amounts actually paid to our PEO and the average amount of compensation actually paid to our non-PEO NEOs during the periods presented are not directly correlated with TSR. Our performance measures are designed to align executive compensation with our long term performance, but those tend not to be annual financial performance measures, such as TSR. For example, as described in more detail above in the section “Narrative to Summary Compensation Table - Cash Bonuses” part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses which are designed to provide appropriate incentives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain other criteria as described above under “-Employment and Other Contracts.” Although, we view stock options, as an integral part of our executive compensation program, they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term. We would expect TSR to increase over the long term provided our products successfully complete the clinical development cycle and receive marketing authorization from government regulatory authorities.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

During the fiscal year ended December 31, 2024, our non-employee directors were paid the following compensation for service on the Board of Directors and committees according to the policies established for director compensation by the Corporate Governance and Nominating Committee:

•
An annual director fee in each fiscal year of $45,000 ($75,000 for our Chairman of the Board of Directors), which is paid in equal quarterly installments on the first day of each fiscal quarter;
•
An annual Audit and Compliance Committee member fee in each fiscal year of $7,500 ($15,000 for our Audit and Compliance Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;
•
An annual Compensation Committee member fee in each fiscal year of $5,000 ($10,000 for our Compensation Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;
•
An annual Corporate Governance and Nominating Committee member fee in each fiscal year of $3,500 ($7,000 for our Corporate Governance and Nominating Committee Chair), which is paid in equal quarterly installments on the first day of each fiscal quarter;
•
If sufficient shares are available under our 2022 Plan, an annual grant of 63 stock options (79 stock options in the initial year), which vest one-year after the grant date and are exercisable for a period of ten years, issued at the date of the annual meeting of stockholders each year; and
•
Reimbursement of travel and related expenses for attending Board of Directors and committee meetings, as incurred.

The following table summarizes the compensation paid to non-employee directors for fiscal year ended December 31, 2024. Notably, in 2024, equity grants to our non-employee directors were made in December, after the Company’s stockholders approved an increase to the equity pool under the 2022 Plan. At that time, the disinterested directors of the Board, in consultation with Anderson Pay Advisors, made the equity grants to adjust non-employee director compensation to more appropriate levels in light of various factors, including long-term service to the Company and the fact that no equity awards were made to non-employee directors since 2022 given the inadequate share pool under the 2022 Plan.

Director	Fees Earned or Paid in Cash	Option Awards (1)	Stock Awards	All Other Compensation	Total
	($)	($)	($)	($)	($)
Gerald T. Proehl (Chairman)	88,500	518,000	-	-	606,500
June Almenoff, MD, PhD	59,500	518,000	-	-	577,500
Michael Davidson, MD	57,500	518,000	-	-	575,500
Declan Doogan, MD	48,500	518,000	-	-	566,500
Robyn M. Hunter	65,000	518,000	-	-	583,000

(1)
The amounts in this column reflect the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation - Stock Compensation. The assumptions made in determining the fair values of our option awards are set forth in Note 5 to our Financial Statements included in our Form 10-K for Fiscal 2024, filed with the SEC on March 25, 2025. As of December 31, 2024, our non-employee directors then serving on the Board of Directors held the following stock options: Mr. Proehl, 100,010; Dr. Almenoff, 100,008; Dr. Davidson, 100,008; Dr. Doogan, 100,008; and Ms. Hunter, 100,004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 14, 2025, the number and percentage of the outstanding shares of common stock that, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director or a director nominee, (ii) our Named Executive Officers, (iii) all current directors and executive officers as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Beneficial Owner Name and Address (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Principal Stockholders
Entities advised or subadvised by T. Rowe Price Associates, Inc. (3)	960,745	19.99%
Adage Capital Partners LP (4)	431,415	9.99%
Biotechnology Value Fund, L.P. and affiliates (5)	402,978	9.99%
Lind Global Fund II LP (6)	440,664	9.99%
Stonepine Capital, LP (7)	435,114	9.99%
Entities Associated with Venrock Healthcare Capital Partners (8)	417,541	9.99%
Entities Affiliated with Vestal Point Capital, LP (9)	431,415	9.99%
Vivo Opportunity Fund Holdings, L.P. (10)	417,541	9.99%
RTW Investments, LP (11)	398,672	9.99%
Dellora Investments Master Fund LP (12)	351,071	[●]%

Officers and Directors
June Almenoff, MD, PhD (13)	8	*
Michael Davidson, MD (14)	75,389	[●]%
Declan Doogan, MD (15)	2,282	*
Christopher T. Giordano (16)	321	*
Lawrence R. Hoffman	-	*
Robyn M. Hunter (17)	4	*
Gerald T. Proehl (18)	49,991	[●]%
Stuart Rich, MD (19)	2,770	*
All current officers and directors as a group (8 persons) (20)	130,765	[●]%

* Less than 1%

(1)
Unless otherwise noted, all addresses are in care of Tenax Therapeutics, Inc. at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.
(2)
Based upon [●] shares of common stock outstanding on April 14, 2025. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of April 14, 2025 through the exercise of any stock options, warrants or other rights or the conversion of preferred stock. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Under the terms of certain pre-funded warrants and warrants issued by the Company, a holder may not exercise such pre-funded warrants and warrants, as applicable, to the extent such exercise would cause the holder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 4.99% (or, at the direction of the holder, up to 19.99%), of our then outstanding shares of common stock following such exercise, excluding for purposes of such determination of the shares of common stock issuable upon exercise of such pre-funded warrants and warrants which have not been exercised. The number of shares of common stock in the columns above reflect this limitation.

(3)
Based in part on a Schedule 13G/A filed with the SEC on September 10, 2024. Consists of securities held by (a) T. Rowe Price Health Sciences Fund, Inc.: (i) 110,304 shares of common stock, (ii) 2,095,785 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 1,103,045 shares of common stock issuable upon the exercise of warrants; (b) TD Mutual Funds - TD Health Sciences Fund: (i) 9,332 shares of common stock, (ii) 177,299 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 93,315 shares of common stock issuable upon the exercise of warrants; and (c) T. Rowe Price Health Sciences Portfolio: (i) 5,364 shares of common stock, (ii) 101,916 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 53,640 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 19.99% on an aggregated basis with T. Rowe Price Health Sciences Fund, Inc., TD Mutual Funds - TD Health Sciences Fund and T. Rowe Price Health Sciences Portfolio, which are related entities. The funds and accounts are advised or subadvised by T. Rowe Price Associates, Inc. (“TRPA”). TRPA, as investment adviser, has dispositive and voting power with respect to the securities held by these funds and accounts. TRPA may be deemed to be the beneficial owner of these securities, however, TRPA expressly disclaims that it is, in fact, the beneficial owner of such securities. TRPA is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company. The principal business address of TRPA is 100 E. Pratt Street, Baltimore, MD 21202.
(4)
Based in part on a Schedule 13G filed with the SEC on November 12, 2024. Consists of (i) 83,333 shares of common stock, (ii) 1,583,327 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 833,330 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 9.99%. Bob Atchinson and Phillip Gross are the managing members of Adage Capital Advisors, L.L.C., which is the managing member of Adage Capital Partners GP, L.L.C., which is the general partner of Adage Capital Partners, LP, and each such person or entity, as the case may be, has shared voting and/or investment power over the securities held by Adage Capital Partners, LP and may be deemed the beneficial owner of such shares, and each such person or entity, as the case may be, disclaims beneficial ownership of such securities except to the extent of their respective pecuniary interest therein. The principal business address of Adage Capital Partners LP is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.
(5)
Based in part on a Schedule 13G filed with the SEC on August 19, 2024. Consists of securities held by (a) Biotechnology Value Fund, L.P.: (i) 178,956 shares of common stock, (ii) 5,677,025 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 2,927,991 shares of common stock issuable upon the exercise of warrants; (b) Biotechnology Value Fund II, L.P.: (i) 140,059 shares of common stock, (ii) 4,443,098 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 2,291,578 shares of common stock issuable upon the exercise of warrants; (c) Biotechnology Value Trading Fund OS LP: (i) 14,696 shares of common stock, (ii) 466,213 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 240,455 shares of common stock issuable upon the exercise of warrants; and (d) MSI BVF SPV, LLC: (i) 5,838 shares of common stock, (ii) 185,207 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 95,522 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 9.99% on an aggregated basis with Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS LP, and MSI BVF SPV, LLC, which are related entities (together, “BVF”). BVF I GP LLC is the general partner of Biotechnology Value Fund, L.P. BVF II GP LLC is the general partner of Biotechnology Value Fund II, L.P. BVF Partners OS Ltd. is the general partner of Biotechnology Value Trading Fund OS LP. BVF GP Holdings LLC is the sole member of BVF II GP LLC. BVF GP Holdings LLC is the sole member of BVF I GP LLC. BVF Partners L.P. is the investment manager of Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS LP and MSI BVF SPV, LLC. The general partner of BVF Partners L.P. is BVF Inc., of which Mark Lampert is director and officer. Mr. Lampert may be deemed to have voting, investment, and dispositive power with respect to these securities. Each of BVF I GP LLC, BVF II GP LLC, BVF GP Holdings LLC, BVF Partners OS Ltd, BVF Partners L.P., BVF Inc., and Mr. Lampert disclaim beneficial ownership over the securities held by BVF. The principal business address of BVF is c/o BVF Partners LP 44 Montgomery St. FL40, San Francisco, CA 94104.

(6)
Based on a Schedule 13G/A filed with the SEC on November 14, 2024. Consists of 442,480 shares of common stock issuable upon the exercise of warrants, subject to a beneficial ownership limitation of 9.99%. Lind Global Partners II LLC, the general partner of Lind Global Fund II LP, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund II LP. Jeff Easton, the managing member of Lind Global Partners II LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Fund II LP. The principal business address of Lind Global Partners II LLC is 444 Madison Ave, Floor 41, New York, NY 10022.
(7)
Based in part on a Schedule 13G/A filed with the SEC on November 13, 2024. Consists of (i) 50,000 shares of common stock, (ii) 950,000 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 500,000 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 9.99%. Mr. Jon Plexico and Mr. Timothy Lynch may be deemed to have voting, investment, and dispositive power with respect to these securities. Messrs. Plexico and Lynch disclaim beneficial ownership over the securities held by Stonepine Capital, LP. The principal business address of Stonepine Capital Management is c/o Stonepine Capital Management, 919 NW Bond Street, Ste. 204 Bend, OR 97703.
(8)
Based in part on a Schedule 13G filed with the SEC on August 19, 2024. Consists of securities held by (a) Venrock Healthcare Capital Partners EG, L.P.: (i) 171,875 shares of common stock, (ii) 3,265,620 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 1,718,747 shares of common stock issuable upon the exercise of warrants; (b) VHCP Co-Investment Holdings III, LLC: (i) 3,312 shares of common stock, (ii) 62,937 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 33,125 shares of common stock issuable upon the exercise of warrants; and (c) Venrock Healthcare Capital Partners III, L.P.: (i) 33,146 shares of common, (ii) 629,770 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 331,458 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 9.99% on an aggregated basis with Venrock Healthcare Capital Partners EG, L.P., VHCP Co-Investment Holdings III, LLC and Venrock Healthcare Capital Partners III, L.P., which are related entities (together, “Venrock Healthcare Capital Partners”). VHCP Management III, LLC (“VHCPM”) is the sole general partner of Venrock Healthcare Capital Partners III, L.P., and the sole manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC (“VHCPM EG”) is the sole general partner of Venrock Healthcare Capital Partners EG, L.P. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM and VHCPM EG and may be deemed to have voting, investment, and dispositive power with respect to these securities. The principal business address of Venrock Healthcare Capital Partners is c/o Venrock Healthcare Capital Partners, EG, L.P., 7 Bryant Park, 23rd Floor, New York, NY 10018.
(9)
Based upon Company records, consists of securities held by (a) Vestal Point Master Fund, LP: (i) 40,550 shares of common stock, (ii) 770,452 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 405,501 shares of common stock issuable upon the exercise of warrants; and (b) an account separately managed by Vestal Point Capital, LP: (i) 42,783 shares of common stock, (ii) 812,875 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 427,829 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 9.99% on an aggregated basis with Vestal Point Master Fund, LP and the account affiliated with Vestal Point Capital, LP, which are related entities. The sole general partner of Vestal Point Master Fund, LP is Vestal Point Partners GP, LLC. The managing member of Vestal Point Partners GP, LLC is Ryan Wilder. The sole general partner of Vestal Point Capital, LP is Vestal Point Capital, LLC. The managing member of Vestal Point Capital, LLC is Mr. Wilder. As a result, Mr. Wilder may be deemed to have voting and investment power over the securities held by Vestal Point Master Fund, LP, and the account separately managed by Vestal Point Capital, LP. Mr. Wilder disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The principal business address of Vestal Point Master Fund, LP is c/o Vestal Point Capital, LP, 632 Broadway, Suite 602, New York, NY 10012.
(10)
Based in part on a Schedule 13G filed with the SEC on August 14, 2024. Consists of (i) 208,333 shares of common stock, (ii) 3,958,327 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 2,083,330 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 9.99%. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. The voting members of Vivo Opportunity, LLC are Kevin Dai, Gaurav

Aggarwal, Frank Kung and Shan Fu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The principal business address of Vivo Opportunity Fund is c/o Vivo Opportunity Fund, L.P., 192 Lytton Avenue, Palo Alto, CA 94301.
(11)
Based upon Company records, consists of securities held by (a) RTW Master Fund, Ltd: (i) 175,545 shares of common stock and (ii) 1,744,906 shares of common stock issuable upon the exercise of pre-funded warrants; (b) RTW Innovation Master Fund, Ltd: (i) 132,111 shares of common stock and (ii) 1,313,170 shares of common stock issuable upon the exercise of pre-funded warrants; and (c) RTW Biotech Opportunities Operating Ltd: (i) 70,690 shares of common stock and (ii) 702,650 shares of common stock issuable upon the exercise of pre-funded warrants. The pre-funded warrants are subject to a beneficial ownership limitation of 9.99% on an aggregated basis with RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd., and RTW Biotech Opportunities Operating Ltd., which are related entities (together, the “RTW Funds”). RTW Investments, LP (“RTW”), in its capacity as the investment manager of the RTW Funds, has the power to vote and the power to direct the disposition of the shares held by the RTW Funds. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by RTW Funds, except to the extent of his pecuniary interest therein. The address and principal office of RTW Investments, LP is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW Funds is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014.
(12)
Based on a Schedule 13G/A filed with the SEC on January 15, 2025. Consists of 351,071 shares of common stock. Dellora Investments LP, investment adviser to Dellora Investments Master Fund, LP, may be deemed to be the beneficial owner of the shares of common stock. Mr. Pyun, as Principal of Dellora Investments LP, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of the shares of common stock. Dellora Investments LP and Mr. Pyun expressly disclaim beneficial ownership of the shares of common stock. The principal business address of the reporting person is c/o Dellora Investments LP, 283 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830.
(13)
With respect to Dr. Almenoff, consists of 8 shares of common stock subject to options that are vested or vesting within 60 days of April 14, 2025.
(14)
With respect to Dr. Davidson, includes (i) 8 shares of common stock subject to options that are vested or vesting within 60 days of April 14, 2025, (ii) 47,500 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 25,000 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 4.99%.
(15)
With respect to Dr. Doogan, includes 8 shares of common stock subject to options that are vested or vesting within 60 days of April 14, 2025.
(16)
With respect to Mr. Giordano, consists of 321 shares of common stock subject to options that are vested or vesting within 60 days April 14, 2025.
(17)
With respect to Ms. Hunter, consists of 4 shares of common stock subject to options that are vested or vesting within 60 days of April 14, 2025.
(18)
With respect to Mr. Proehl, includes (i) 10 shares of common stock subject to options that are vested or vesting within 60 days of April 14, 2025, (ii) 31,654 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 16,660 shares of common stock issuable upon the exercise of warrants. The pre-funded warrants and warrants are subject to a beneficial ownership limitation of 4.99%.
(19)
With respect to Dr. Rich, includes (i) 116 shares of common stock subject to options that are vested or vesting within 60 days of April 14, 2025, (ii) 1,194 shares of common stock held by the Andrea Rich 2021 Irrevocable Trust of which Dr. Rich is a co-trustee and (iii) 1,194 shares of common stock held by the Stuart Rich 2022 Irrevocable Trust of which Dr. Rich is special asset advisor.
(20)
With respect to all current officers and directors as a group, includes 475 shares of common stock subject to options that are vested or vesting within 60 days of April 14, 2025, (ii) 79,154 shares of common stock issuable upon the exercise of pre-funded warrants, and (iii) 41,660 shares of common stock issuable upon the exercise of warrants..

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions Policy and Procedures

The Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, in which the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit and Compliance Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. Notwithstanding anything therein to the contrary, the policy is to be interpreted only in such a manner as to comply with Item 404 of Regulation S-K.

Certain Related Person Transactions

Described below is each transaction occurring since January 1, 2023, and any currently proposed transaction to which we were or are to be a participant, respectively, and in which:

•
The amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•
Any person (i) who since January 1, 2024 served as a director or executive officer of the Company or any member of such person’s immediate family that had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements that are described under the section titled “Executive Compensation” or (ii) who, at the time when a transaction in which such person had a direct or indirect material interest occurred or existed, was a beneficial owner of more than 5% of our outstanding common stock or any member of such person’s immediate family.

Each such transaction is approved pursuant to our related transaction policy.

August 2024 Private Placement (the “August 2024 Offering”)

On August 6, 2024, we entered into a securities purchase agreement with several investors, including two of our directors, Dr. Davidson and Mr. Proehl, pursuant to which we agreed to sell and issue to the investors an aggregate of 1,450,661 shares of the Company’s common stock and pre-funded warrants (“Pre-Funded Warrants”) to purchase an aggregate of 31,882,671 shares of the Company’s common stock, along with accompanying warrants to purchase an aggregate of 16,666,66 shares of the Company’s common stock (or, in lieu thereof, additional Pre-Funded Warrants) in a private placement. Pursuant to the August 2024 Offering, Dr. Davidson purchased (i) 2,500 shares of common stock, (ii) 47,500 Pre-Funded Warrants, and (iii) 25,000 warrants for an aggregate purchase price of $149,525, and Mr. Proehl purchased (i) 1,666 shares of common stock, (ii) 31,654 Pre-Funded Warrants, and (iii) 16,660 warrants for an aggregate purchase price of $99,644. The net proceeds from the August 2024 Offering, before deducing placement agent fees and estimated offering expenses, were approximately $100 million.

Also, and in connection with the August 2024 Offering, the Company entered into a registration rights agreement with the investors, pursuant to which the Company agreed to register for resale the shares of common stock issuable upon exercise of the Pre-Funded Warrant and Warrants within 30 days following the closing of the August 2024 Offering. Pursuant to the registration rights agreement, the Company filed a resale registration statement on Form S-3, which went effective on September 12, 2024.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC and applicable Delaware law. We have not received any stockholder proposals for consideration at our 2025 Annual Meeting of Stockholders.

Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for the 2026 annual meeting of stockholders, it must be delivered to our principal executive offices located at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517 by December 26, 2025; however, if the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the date of the first anniversary of the 2025 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2026 annual meeting of stockholders.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing, include the information set forth in the bylaws and be received at our principal executive offices not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting, provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made. In order to comply with the time periods set forth in our bylaws, appropriate notice for the 2026 annual meeting of stockholders would need to be provided to our corporate secretary no earlier than January 12, 2026, and no later than February 11, 2026.

In addition, shareholders who intend to solicit proxies in support of director nominees other than the Board of Directors’ nominees in accordance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by the Bylaws and Rule 14a-19(b), which notice must be delivered to our principal executive offices within the timeframes set forth in the Bylaws described above.

Management’s proxy holders for the next annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which our Company does not have notice prior to March 11, 2026.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Annual Report, Notice of Internet Availability, and/or Proxy Statement either now or in the future, please contact our Corporate Secretary by e-mail at Secretary@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, or by telephone at (919) 855-2100. In addition, stockholders at a shared address who receive multiple Annual Reports, Notices of Internet Availability, or multiple copies of proxy statements may request to receive a single Annual Report, Notice of Internet Availability or a single copy of the proxy statement in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC is accessible free of charge on our website at http://www.tenaxthera.com under Investors/Media - SEC Filings. The Annual Report on Form 10-K contains audited balance sheets of our Company as of December 31, 2024 and 2023, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2024. You can request a copy of our Annual Report on Form 10-K free of charge by e-mail at Secretary@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, or by telephone at (919) 855-2100. Please include your contact information with the request.

REQUESTS FOR DIRECTIONS TO THE ANNUAL MEETING

The 2025 Annual Meeting of Stockholders will be held on June 11, 2025 at the offices of Tenax Therapeutics, Inc. 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina at 9:00 a.m., Eastern Time. Requests for directions to the meeting location may be directed to Tenax Therapeutics, Inc., Attn: Corporate Secretary, 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517.

OTHER MATTERS

We do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

THE BOARD OF DIRECTORS
Dated: April 25, 2025

ANNEX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

TENAX THERAPEUTICS, INC.

The undersigned, for purposes of amending the Certificate of Incorporation, as amended (the “Certificate”), of Tenax Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Article VII of the Certificate is hereby amended to read as follows:

ARTICLE VII

LIMITATION ON DIRECTOR AND OFFICER LIABILITY

A. No member of the Board or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except, if required by the DGCL, as amended from time to time, for liability: (1) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for a director under Section 174 of the DGCL; (4) for any transaction from which the director or officer derived an improper personal benefit; or (5) for an officer, in any action by or in the right of the Corporation.

B. If the DGCL is amended after the approval of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors or officers of the Corporation, then the liability of directors or officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as amended.

C. Any repeal or modification of this Article VII shall not adversely affect any right or protection of a director or officer of the Corporation with respect to acts or omissions of such director or officer prior to the time of such repeal or modification.

SECOND: Except as expressly amended herein, all provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on April 17, 2008, and amended on November 4, 2009, May 10, 2013, September 8, 2014, February 22, 2018, January 3, 2023 and December 28,2023 shall remain in full force and effect.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the Corporation’s number of shares of authorized capital stock of all classes, and the par value thereof, shall not be changed or affected under or by reason of said amendment.

FIFTH: That said amendment shall be effective at 5:00 p.m., Eastern Standard Time, on [●], 202[●].

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Certificate of Incorporation this [●] day of [●], 202[●].

TENAX THERAPEUTICS, INC.
By:
Name:
Title:

A-1

ANNEX B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

TENAX THERAPEUTICS, INC.

The undersigned, for purposes of amending the Certificate of Incorporation, as amended (the “Certificate”), of Tenax Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The Certificate is hereby amended by adding the following as a new Article immediately following Article X of the Certificate:

ARTICLE XI

STOCKHOLDER MEETINGS

Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of the stockholders of the Company and may not be effected by any consent by such stockholder.

SECOND: Except as expressly amended herein, all provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on April 17, 2008, and amended on November 4, 2009, May 10, 2013, September 8, 2014, February 22, 2018, January 3, 2023 and December 28, 2023 shall remain in full force and effect.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the Corporation’s number of shares of authorized capital stock of all classes, and the par value thereof, shall not be changed or affected under or by reason of said amendment.

FIFTH: That said amendment shall be effective at 5:00 p.m., Eastern Standard Time, on [●], 202[●].

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Certificate of Incorporation this [●] day of [●], 202[●].

TENAX THERAPEUTICS, INC.
By:
Name:
Title:

B-1

SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/10/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/10/2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TENAX THERAPEUTICS, INC. 101 GLEN LENNOX DRIVE, SUITE 300 CHAPEL HILL, NC, 27517 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 1 1 CONTROL # 0000000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 PAGE 1 OF 2 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) June Almenoff, MD, PhD 02) Michael Davidson, MD 03) Declan Doogan, MD 04) Christopher T. Giordano 05) Robyn M. Hunter 06) Gerald T. Proehl 07) Stuart Rich, MD For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2 and 3 and 4. For Against Abstain 2. Approval of the Certificate of Amendment to the Tenax Therapeutics, Inc. Certificate of Incorporation to reflect recently amended Delaware General Corporate Law provisions regarding officer exculpation. 3. Approval of the Certificate of Amendment to the Tenax Therapeutics, Inc. Certificate of Incorporation to require all stockholder action be taken at an annual or special meeting of stockholders. 4 Approval, on an advisory basis, of Tenax Therapeutics, Inc.'s 2024 named executive officer compensation. The Board of Directors recommends you vote for 2 YEARS on the following proposal: 1 year 2 years 3 years Abstain 5 Approval, on an advisory basis, on the frequency of future advisory votes on named executive officer compensation. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 6 Ratification of the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of Tenax Therapeutics, Inc. for the fiscal year ending December 31, 2025. NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Signature [PLEASE SIGN WITHIN BOX] Date JOB # Signature (Joint Owners) Date SHARES CUSIP # SEQUENCE # 0000671842_1 R1.0.0.2 02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com TENAX THERAPEUTICS, INC. Annual Meeting of Stockholders June 11, 2025 9:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder of Tenax Therapeutics, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 25, 2025. The undersigned stockholder of Tenax Therapeutics, Inc. hereby appoints Christopher T. Giordano and Gerald T. Proehl, or either of them, as proxies, each with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Tenax Therapeutics, Inc. held of record by the undersigned on April 14, 2025, at the Annual Meeting of Stockholders to be held on Wednesday, June 11, 2025 at 9:00 a.m., local time, at the offices of Tenax Therapeutics, Inc. located at 101 Glen Lennox Drive, Suite 300, Chapel Hill, North Carolina 27517, or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000671842_2 R1.0.0.2